TAMARACK FUNDS TRUST

     Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund
Tamarack Institutional Prime Money Market Fund
Tamarack Institutional Tax-Free Money Market Fund

Supplement dated June 16, 2009 to the Statement of Additional Information for the Money Market Funds dated January 28, 2009 (as supplemented March 24, 2009 and May 18, 2009).

This Supplement provides new and additional information beyond that included in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

MANAGEMENT-TRUSTEES AND OFFICERS: Executive Officers

Effective June 4, 2009, Martin A. Cramer no longer serves as AML Compliance Officer, Privacy Officer and Vice President of the Tamarack Funds Trust, and the information about Mr. Cramer under the heading “Executive Officers” on page 18 of the SAI is deleted.

Effective June 4, 2009, Erik R. Preus is serving as the Head, Strategic Relationships Group of Voyageur Asset Management, and the information under the heading “Principal Occupation(s) During the Past 5 Years” for Mr. Preus in the table of “Executive Officers” on page 17 of the SAI is replaced with the following:

                Head, Strategic Relationships Group, Voyageur Asset Management (2009 to present); Head of Retail Asset Management, Voyageur Asset Management (2006-2009); Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004- 2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM MM SAI - SUPP 6/16/2009